UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

February 17, 2006

DATE OF REPORT

(DATE OF EARLIEST EVENT REPORTED)

INVESTMENT PLAN FOR FORMER CHRIS-CRAFT/UTV

EMPLOYEES

10201 West Pico Boulevard

Los Angeles, CA 90035

(Full title of the plan and the address of the plan, if different from that of the issuer named below)

NEWS CORPORATION

(Name of issuer of the securities held pursuant to the plan)

Delaware	333-51434	26-0075658
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

1211 Avenue of the Americas, New York, New York 10036

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(212) 852-7000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

NOT APPLICABLE

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a) On February 17, 2006, the Fox Retirement Board dismissed BDO Seidman, LLP (“BDO Seidman”) as the independent certified public accountants for the Investment Plan for Former Chris-Craft/UTV Employees (the “Plan”).

The report of BDO Seidman on the statements of net assets available for plan benefits of the Plan as of December 31, 2004 and 2003 and the related statements of changes in net assets available for plan benefits for the year ended December 31, 2004 did not contain an adverse opinion or disclaimer of opinion. During the Plan’s fiscal year ended December 31, 2005 and any subsequent interim period preceding the termination, there were no disagreements with BDO Seidman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO Seidman would have caused BDO Seidman to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years or subsequent interim periods.

The Plan requested that BDO Seidman furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Plan’s statements in this Item 4.01(a). A copy of the letter furnished by BDO Seidman in response to that request, dated February 22, 2006 is filed as Exhibit 16.1 to this Form 8-K.

(b) On February 17, 2006 Ernst & Young LLP (“E&Y”) was engaged as the Plan’s new independent certified public accountants. During the two most recent fiscal years and the interim period preceding the engagement of E&Y, the Plan has not consulted with E&Y regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan’s financial statements; or (ii) any matter that was either the subject of a disagreement or reportable event identified in paragraph (a)(1)(iv) of Item 304 of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit Number	Description
16.1	Letter from BDO Seidman, LLP dated February 22, 2006 regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTMENT PLAN FOR FORMER CHRIS-CRAFT/UTV EMPLOYEES (REGISTRANT)

By:	/s/ Lynn L. Franzoi
Lynn L. Franzoi
Senior Vice President, Benefits

Dated: February 24, 2006

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from BDO Seidman, LLP dated February 22, 2006 regarding change in certifying accountant.